                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

TO OUR SHAREHOLDERS:

         The stock market roared out of the blocks in January, but quickly lost momentum as inflation jitters and a slumping bond market muddied the track. In late March, a rate hike by the Federal Reserve and much stronger than expected economic data stampeded equities investors, eroding most of the market's earlier gains. The Dow Jones Industrial Average and Standard & Poor's 500 Index closed the quarter with modest gains of 1.7% and 2.7%, respectively. Smaller stocks continued to lag as evidenced by the Russell 2000 Index's 5.2% decline.

INVESTMENT RESULTS (a)

----------------------------------------------------------------------------------------------
                                                      Quarter
                                       ----------------------------------------
                                       1st        2nd          3rd          4th        Year
                                       ---        ---          ---          ---        ----
1997:    Net Asset Value             $9.98         --           --           --          --
         Total Return . . . . . .     1.4%         --           --           --          --
----------------------------------------------------------------------------------------------
1996:    Net Asset Value            $10.10     $10.16        $9.77        $9.84       $9.84
         Total Return . . . . . .     4.1%       0.6%         0.8%         2.2%        7.8%
----------------------------------------------------------------------------------------------
1995:    Net Asset Value             $9.94     $10.14       $10.41        $9.71       $9.71
         Total Return . . . . . .     3.9%       2.0%         2.7%         2.2%       11.2%
----------------------------------------------------------------------------------------------
1994:    Net Asset Value            $10.12     $10.11       $10.42        $9.57       $9.57
         Total Return . . . . . .     0.9%      (0.1)%        3.1%         0.6%        4.5%
----------------------------------------------------------------------------------------------
1993:    Net Asset Value                --     $10.10       $10.63       $10.03      $10.03
         Total Return . . . . . .       --       1.0%(b)      5.2%         2.6%        9.1%(b)
----------------------------------------------------------------------------------------------

-------------------------------------------
AVERAGE ANNUAL RETURNS - MARCH 31, 1997 (a)
-------------------------------------------
1 Year........................      5.1%
3 Year........................      8.0%
Life of Fund (b)..............      8.8%
-------------------------------------------

                               Dividend History
--------------------------------------------------------------------------
Payment (ex) Date       Rate Per Share                  Reinvestment Price
-----------------       --------------                  ------------------
December 27, 1996          $0.146                             $ 9.83
September 30, 1996         $0.470                             $ 9.77
December 28, 1995          $0.930                             $ 9.71
December 28, 1994          $0.910                             $ 9.52
December 31, 1993          $0.880                             $10.03


(a) Total return and average annual return reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on May 14, 1993.

INVESTMENT PERFORMANCE

     For the first quarter ended March 31, 1997, The Gabelli ABC Fund's net asset value increased 1.4% to $9.98 per share. During the year ended March 31, 1997, the Fund's return was 5.1%.

     The Fund, which seeks to achieve a positive return in various market environments, had a total return since inception on May 14, 1993 through March 31, 1997 of 38.6%, which equates to an 8.8% annualized rate of return. For the three years through March 31, 1997, the Fund has had a total return of 25.9%, which equates to an average annual return of 8.0%. The Fund has met its objectives of providing an attractive rate of return without excessive risk of capital.

     The sales charge has been eliminated and new and existing shareholders may invest freely. The equities market has been very alluring. We believe the Fund will be an excellent vehicle for investors who want to participate in the equities market without excessive risk of capital loss. Shareholders may acquire additional shares at any time.

LET'S TALK STOCKS

     The following are company specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Amphenol Corp. (APH - $25.00 - NYSE) has agreed to be acquired by Kolberg Kravis Roberts & Co. for $26 a share, or $1.05 billion plus debt, marking KKR's first investment from a new $5.8 billion buyout fund. Amphenol, based in Wallingford, Connecticut, makes electrical equipment such as connectors for the communications and aerospace industries. KKR has offered to purchase about 90% of Amphenol's shares. A so-called stub of stock, representing about 4.4 million of Amphenol's 46.6 outstanding million shares, will remain publicly traded. The family of Chairman Lawrence J. DeGeorge, which controls about 30% of Amphenol's shares, has agreed to vote their shares in favor of the transaction. KKR will receive an option to "call" the DeGeorge family shares, and the family will have an option to "put" any shares retained to KKR at $26 a share. KKR will also refinance about $250 million of Amphenol debt. KKR has committed $374 million to the deal, with the balance expected to come from a $240 million bond offering and roughly $800 million in bank debt. The transaction is expected to close in May.

Conrail, Inc. (CRR - $112.75 - NYSE) has announced that it has re-negotiated its agreement to be acquired by CSX Corp. and Norfolk Southern Corp. so that Conrail shareholders will receive $115 a share in cash, or about $10.5 billion. The move cleared the way for CSX and Norfolk Southern to negotiate to split up Conrail between them. The split up should allow CSX and Norfolk Southern to dominate rail freight traffic in the East. Under the revised agreement, CSX is amending its outstanding tender offer to increase the price and number of shares sought. The tender is not subject to any financing conditions and is no longer subject to a Conrail shareholder opt-out vote of certain Pennsylvania statutory provisions. The offer is also not subject to approval by the Surface Transportation

Board since shares purchased in the offer will be put in a voting trust until the STB approves the merger. The new tender offer expiration for all Conrail's outstanding shares at $115 will be extended to May 23, 1997.

Genentech, Inc. (GNE - $57.125 - NYSE) is a leading player in the biotechnology industry, making and marketing such products as Activase thrombolytic agent, Nutropin growth hormones and Actimmune. Hoffman-La Roche owns about 68% of GNE's stock. Roche's option agreement to buy the remaining 32% has been revised by extending the option to 1999, and by increasing the purchase price to $82.50 per share. The new agreement has an attractive feature permitting GNE's shareholders to "put" their shares to Roche at $60 per share one month after the expiration date if Roche doesn't elect to buy the shares then outstanding.

Harcourt General, Inc. (H - $46.50 - NYSE) operates three business segments - publishing, specialty retailing and professional services. Publishing operations are world-wide and feature a balanced mix of education, scientific, technical, medical, professional and trade publications. Specialty retailing consists of 53%-owned Neiman Marcus Group with its 30 Neiman Marcus stores in 16 states, 2 Bergdorf Goodman stores in New York City and NM Direct marketing catalogues. Professional services are represented by Drake Beam Morin which provides human resources management consulting services to organizations and individuals. Harcourt had almost $11 per share in cash assets as of year end 1996. In April 1995, the company completed a "Dutch Auction" tender offer, purchasing approximately 5.4 million shares at $40.50 per share. Subsequently, the board authorized the purchase of an additional 2.5 million shares which, in December of 1996, was increased to 3.5 million shares.

Healthsource, Inc. (HS - $20.50 - NYSE) has agreed to be acquired by Cigna Corp. for $1.7 billion in cash and assumed debt to build Cigna's health-care business in the rapidly growing U.S. Southeast. The acquisition of Healthsource would create an HMO and medical insurer covering 12.3 million customers. With the purchase, for $21.75 a share in cash, Cigna joins Aetna Inc. and other U.S. insurers trying to boost profits through the buying of rivals. Cigna plans to pay for the acquisition by selling $650 million in bonds, taking out bank loans and using some of its $400 million in cash. The merger is conditioned on receiving Healthsource shareholder approval and approval from 15 different states' insurance regulatory commissions. The transaction is expected to be completed early in the third quarter of 1997.

International Family Entertainment, Inc. (FAM - $20.375 - NYSE) is a Virginia-based entertainment company with production and distribution operations around the world. With such key assets as The Family Channel, MTM and Cable Health Club, FAM is a leading provider of cable programming oriented toward families. The Family Channel is performing exceptionally well, and MTM has been re-energized. While the company posts strong operating margins in its core businesses, it is currently funding losses in its start-up businesses. FAM has formed a joint venture to launch three Latin American channels. These new units provide operating leverage and, as they reach profitability, increase the opportunity for capital appreciation.

Mafco Consolidated Group, Inc. (MFO - $32.00 - NYSE) has announced that Mafco Holdings Inc. has agreed to buy the remaining 15 percent of Mafco Consolidated for $33.50 a share, or $150.8 million in cash. At the same time, Mafco said it will pay investors a special cash dividend of $10 a share. Under the revised terms, Mafco's investors will get a total of $43.50 a share, up from the $38.50 they initially were offered in January. These moves are part of financier Ronald Perlman's efforts to take private Mafco Consolidated, whose main asset is an 80.2 percent stake in Consolidated Cigar Holdings Inc. (CIG - $23.625 -
NYSE). Mafco also plans to sell 5 million shares of Consolidated Cigar in a secondary offering, allowing Perlman to cash in on strong investor interest in cigar makers. Closely held Mafco Holdings originally offered on January 21 to buy the outstanding 4.5 million Mafco shares for $38.50. The dividend was payable on March 14, 1997. The purchase, expected to be completed during the second quarter, is subject to approvals from Mafco's shareholders and regulators.

Renaissance Communications Corp. (RRR - $29.875 - NYSE) owned and operated a diversified group of six television stations in Dallas/Ft. Worth, Miami/Ft. Lauderdale, Sacramento, Hartford/New Haven, Indianapolis and Harrisburg. Four are affiliates of the Fox Network and the other two are affiliates of the WB Network. The company has agreed to merge with a subsidiary of the Tribune Company by receiving $36.00 per share in cash.

Southwest Gas Corporation (SWX - $17.375 - NYSE) is a natural gas utility based in Las Vegas, Nevada, providing natural gas service to approximately 1.1 million residential, commercial and industrial customers in the fastest growing regions of the United States - Arizona, Nevada and parts of northern and southern California. The company added 63,000 customers during 1996, another record-breaking year.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

         In our year-end 1996 letter to you, we expressed our doubts about the market's ability to duplicate its substantial gains in 1995 and 1996. After getting off to a strong start, the market lost momentum and then sputtered badly at the end of the first quarter of 1997 as strong economic data re-ignited inflationary fears. As we write, the jury is still out on inflation, but long interest rates are above 7%, providing sizeable "real" rates of return. Looking ahead, we anticipate a continually volatile stock market that will have many investors on the edge of their seats. We rest somewhat more comfortably having been through such uneasy times before and having faith that our value oriented discipline will sustain us as it has in the past.

         The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABCX. Please call us during the day for further information.

         We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                              Sincerely,

                              /s/ MARIO J. GABELLI, CFA

                              MARIO J. GABELLI, CFA
                              President and
                              Chief Investment Officer

May 1, 1997

-------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
                                 MARCH 31, 1997

Conrail, Inc.                        Healthsource, Inc.
Syratech Corporation                 International Family Entertainment, Inc.
Renaissance Communications Corp.     Harcourt General, Inc.
Amphenol Corporation                 Southwest Gas Corporation
Mafco Consolidated Group, Inc.       Genentech, Inc.

-------------------------------------------------------------------------------



NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                               VALUE
-----------                                         -----------
               COMMON STOCKS -- 52.06%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.53%
     10,000    GenCorp Inc. .....................   $   190,000
      6,750    Wynn's International, Inc. .......       156,093
                                                    -----------
                                                        346,093
                                                    -----------
               AVIATION: PARTS AND ACCESSORIES -- 0.07%
     6,000+    Hi-Shear Industries Inc.+ ........        15,563
                                                    -----------
               BROADCASTING -- 0.16%
      2,000    Gray Telecommunications Systems,
                 Inc. ...........................        36,500
                                                    -----------
               CABLE -- 2.95%
      2,000    Cablevision Systems Corporation...        59,500
     24,000    International Family
                 Entertainment, Inc. ............       489,000
      6,000    Tele-Communications, Inc./Liberty
                 Media Group.....................       119,625
                                                    -----------
                                                        668,125
                                                    -----------
               CONSUMER PRODUCTS -- 3.89%
     17,000    Carter-Wallace, Inc. .............       231,625
      4,000    Kerr Group, Inc.+ ................         8,500
     20,000    Mafco Consolidated Group, Inc. ...       640,000
                                                    -----------
                                                        880,125
                                                    -----------
               DIVERSIFIED INDUSTRIAL -- 1.04%
      1,000    GATX Corporation..................        48,875
     12,000    Katy Industries, Inc. ............       187,500
                                                    -----------
                                                        236,375
                                                    -----------
               ENERGY -- 1.54%
     20,000    Southwest Gas Corporation.........       347,500
                                                    -----------
               ENTERTAINMENT -- 0.39%
      6,000    Topps Company, Inc. ..............        24,000
      2,000    Viacom Inc. ......................        65,250
                                                    -----------
                                                         89,250
                                                    -----------
               EQUIPMENT AND SUPPLIES -- 4.89%
      7,000    Ampco-Pittsburgh Corporation......        84,875
     40,000    Amphenol Corporation -- Class A...     1,000,000
        500    Sequa Corporation CL A............        22,314
                                                    -----------
                                                      1,107,189
                                                    -----------

  SHARES                                               VALUE
-----------                                         -----------
               HEALTH CARE -- 4.23%
      6,000    Genentech, Inc. ..................   $   342,750
     30,000    Healthsource, Inc. ...............       615,000
                                                    -----------
                                                        957,750
                                                    -----------

               HOTELS/CASINOS -- 6.60%
     50,000    Renaissance Hotel Group...........     1,493,750
                                                    -----------

               HOTELS/GAMING -- 0.01%
        100    Santa Anita Realty Enterprises,
                 Inc. ...........................         2,725
                                                    -----------

               PRINTING & PUBLISHING -- 1.64%
      8,000    Harcourt General, Inc. ...........       372,000
                                                    -----------

               PUMPS AND VALVES -- 0.21%
      2,000    Goulds Pumps, Incorporated........        46,750
                                                    -----------

               RETAIL -- 9.97%
      2,000    Burlington Coat Factory Warehouse
                 Corp. ..........................        36,000
      3,200    Lillian Vernon Corporation........        44,800
     68,000    Syratech Corp. ...................     2,176,000
                                                    -----------
                                                      2,256,800
                                                    -----------

               RETAIL -- FOOD & DRUG -- 0.85%
      6,000    Giant Food, Inc. -- Class A.......       192,000
                                                    -----------

               TELECOMMUNICATIONS -- 0.79%
     10,000    Frontier Corporation..............       178,750
                                                    -----------

               TRANSPORTATION -- 9.97%
     20,000    Conrail, Inc. ....................     2,255,000
                                                    -----------

               WIRELESS COMMUNICATIONS -- 1.33%
     10,000    Pacific Telecom, Inc.(a) .........       300,000
                                                    -----------

               TOTAL COMMON STOCKS
                 (Cost: $11,714,072).............    11,782,245
                                                    -----------

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT
 OR SHARES                                             VALUE
------------                                        ------------
               CONVERTIBLE CORPORATE BONDS -- 0.89%
               EQUIPMENT AND SUPPLIES -- 0.13%
  $   30,000   Fedders Corporation 8.50%,
                 6/15/12.........................     $   29,512
                                                      ----------
               FOOD AND BEVERAGE -- 0.40%
     500,000   Flagstar Companies, Inc. Sub. Deb.
                 Cv. 10.00%, 11/01/14............         87,500
                                                      ----------
               RETAIL -- 0.36%
     100,000   General Host Corporation 8.00%,
                 02/15/2002......................         82,000
                                                      ----------
               TOTAL CONVERTIBLE CORPORATE BONDS
                 (Cost: $281,453)................        199,012
                                                      ----------
               CONVERTIBLE PREFERRED STOCKS -- 0.68%
               DIVERSIFIED PUBLISHING -- 0.23%
       1,000   Golden Books Family Entertainment,
                 Inc. ...........................         52,000
                                                      ----------
               WIRELESS COMMUNICATIONS -- 0.45%
       4,000   AirTouch Communications Inc. --
                 Class B.........................        102,500
                                                      ----------
               TOTAL CONVERTIBLE PREFERRED STOCKS
                 (Cost: $167,250)................        154,500
                                                      ----------

 PRINCIPAL
   AMOUNT
 OR SHARES                                             VALUE
------------                                        ------------
               CORPORATE BONDS -- 0.30%
               FOOD AND BEVERAGE --
  $  150,000   Flagstar Companies, Inc. 11.25%,
                 11/01/04........................     $   67,875
                                                      ----------
               TOTAL CORPORATE BONDS
                 (Cost: $127,669)................         67,875
                                                      ----------
               U.S. GOVERNMENT OBLIGATIONS -- 51.10%
  11,600,000   U.S. Treasury Bills, 4.90% to
                 5.15% Due 04/03/97 to
                 05/22/97........................     11,561,155
                                                     -----------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (Cost: $11,561,155).............     11,561,155
                                                     -----------
               TOTAL INVESTMENTS -- 105.03%
                 (Cost: $23,851,599).............     23,764,787
               LIABILITIES IN EXCESS OF OTHER
                 ASSETS -- (5.03)%...............    (1,138,671)
                                                     -----------
               NET ASSETS -- 100.00%
                 (2,266,482 shares
                 outstanding)....................    $22,626,116
                                                     ===========
               NET ASSET VALUE AND REDEMPTION
                 PRICE PER SHARE.................          $9.98
                                                           =====

---------------

  + Non-income producing security.
(a) Security fair valued as determined by Board of Directors.

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                            E-MAIL: INFO@GABELLI.COM
                             HTTP://WWW.GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA            Karl Otto Pohl
Chairman and Chief               Former President
Investment Officer               Deutsche Bundesbank
Gabelli Funds, Inc.
                                 Werner J. Roeder, MD
Anthony J. Colavita              Director of Surgery
Attorney-at-Law                  Lawrence Hospital
Anthony J. Colavita, P.C.

Vincent D. Enright
Senior Vice President
and Chief Financial Officer
The Brooklyn Union Gas
Company

                          OFFICERS
Mario J. Gabelli, CFA            Bruce N. Alpert
President and                    Vice President and
Chief Investment Officer         Treasurer

James E. McKee
Secretary

                         DISTRIBUTOR
                   Gabelli & Company, Inc.

        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
             State Street Bank and Trust Company

                        LEGAL COUNSEL
          Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

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[GABELLI FUND LOGO]


FIRST QUARTER REPORT
MARCH 31, 1997